EXHIBIT 99.2

SECURITIES REPURCHASE AGREEMENT

SECURITIES REPURCHASE AGREEMENT dated as of the 8th day of January 2008 by and between ANPATH GROUP, INC., a Delaware corporation (the “Company”), THE SINGER CHILDREN’S MANAGEMENT TRUST (the “Holder”) and ANPG Lending LLC, a Delaware limited liability company (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Company and ANPG Lending LLC, a Delaware limited liability company (the “Lender”) are parties to that certain Loan and Security Agreement (the “Loan Agreement”), dated the date hereof, pursuant to which Lender has agreed to make Advances (as such term is defined in the Loan Agreement) to the Company; and

WHEREAS, as of the date of this Agreement, the Holder is the record and beneficial owner of 250,000 shares (the “250,000 Shares”) of common stock, par value $0.0001 per share of the Company (the “Common Stock”), and three Common Stock purchase warrants (the “Old Warrants”), each exercisable for up to 250,000 shares of Common Stock (the 250,000 Shares and the Old Warrants shall be collectively referred to herein as the “Securities”); and

WHEREAS, as partial consideration for the Lender making the Advances to the Company pursuant to the Loan Agreement, the Company has agreed to repurchase from the Holder the Securities upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Company and the Holder agree as follows:

1.

Purchase and Sale of Securities.  Subject to the terms and conditions of this Agreement, the Holder agrees to sell, convey, transfer, assign and deliver to the Company and the Company agrees to purchase and acquire from the Holder, on the Closing Date (defined below), all right, title and interest of the Holder, legal or equitable, in and to the Securities, free and clear of all liens, claims and encumbrances. The transfer of the Securities on the Closing Date is absolute and is intended by the parties as a sale or other absolute transfer.

2.

Payment of Purchase Price.  As consideration for the Securities, on the Closing Date, the Company shall pay to Holder the purchase price (the “Purchase Price”) of $625,000.

3.

Closing Date Deliveries.  On the Closing Date, the Holder and the Company shall deliver the following:

(a)

The Holder shall deliver to the Company (i) Certificate No. [____] (the “Certificate”) evidencing ownership of the 250,000 Shares, along with applicable stock powers (in the form of Exhibit B annexed hereto) for the transfer of the 250,000 Shares to the Company (or, in the alternative, if the Certificate has been lost, a lost stock affidavit, along with applicable stock powers for such transfer), and (ii) each of the Old Warrants  (or, in the alternative, if any of the Old Warrants has been lost, a lost warrant affidavit).

(b)

The Company shall deliver to the Holder $625,000 and shall deliver to the Lender (i) a fully executed 7% Senior Secured Promissory Note in the aggregate principal amount of $625,000 (the “Note”) such Note being issued pursuant to and in accordance with the Loan Agreement Note, and (ii) three (3) fully executed warrants to purchase Common Stock (the “New Warrants”) in the form of Exhibit A annexed hereto, each New Warrant shall be exercisable to purchase up to 250,000 shares of Common Stock at an exercise price of $0.87 per share.fully executed New Warrants.

(c)

The Lender shall deliver to the Company $625,000 pursuant to the Loan Agreement.

4.

Closing.  Delivery of and payment for the Securities (the “Closing”) shall take place at the offices of Gusrae, Kaplan, Bruno & Nusbaum PLLC, 120 Wall Street, New York, NY 10005 at 10:00 a.m., local time, on January 8, 2008 or at such other place or on such other date as may be mutually agreeable to the Company and the Holder. The date and time of the Closing as finally determined pursuant to this Section 4 are referred to herein as the “Closing Date.”

5.

Registration Rights.  The Company hereby agrees that at all times during which the New Warrants remain outstanding; the shares of Common Stock issuable upon exercise of the New Warrants (the “Warrant Shares”) shall have the registration rights set forth in Section 2.7 of the Loan Agreement.

6.

Representations, Warranties and Covenants of the Holder.  The Holder and Lender hereby represent, warrant and covenant to the Company that:

(a)

Authority.   The Holder has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly executed by the Holder and upon its execution by the Holder, will constitute the valid and binding obligation of the Holder.

(b)

No Conflict.  Neither the execution and delivery of this Agreement by the Holder nor the performance by the Holder of its obligations under this Agreement will (i) be in conflict with, or result in a breach of, any term, condition, or provision of, or constitute a default under, any agreement or other instrument of any kind to which the Holder is a party, or (ii) violate any law applicable to the Holder.

(c)

Title.  The Holder has full right, title and interest in and to the Securities and has not transferred any of such shares of Common Stock or any rights in such Warrants to any other person, nor pledged, granted a security interest in or caused any of the Securities to be subject to any other lien or encumbrance.

(d)

Investment Purposes; Accredited Investor. The Lender (a) is acquiring the Notes, the New Warrants and the Warrant Shares (collectively, the “New Securities”) for investment purposes only, for its own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (b) understands and acknowledges that the New Securities have not been registered under the Securities Act or any other securities laws, (c) is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company, (d) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, (e) is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, (f) has had the opportunity to ask questions and to receive answers from the Company, and to obtain information necessary to evaluate the merits and risks of this investment, and (g) understands, acknowledges and agrees that New Securities have not been, and the Note and the New Warrants will not be, registered under (and that the Company has no present intention to register the Note nor the New Warrants under) the Securities Act or applicable state securities laws, and may not be sold or otherwise transferred by the Lender to a United States person unless they have been registered under the Act and applicable U.S. state securities laws or are sold or transferred in a transaction exempt therefrom.

7.

Indemnification.

(a)

The Company agrees that it shall indemnify and hold harmless the Holder and Lender or any of the Holder’s or Lender’s agents, officers, employees, representatives, directors or control persons (the “Indemnified Parties”) who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, from and against all claims, losses, liabilities and expenses (including, without limitation, attorney’s fees, judgments, fines and amounts paid in settlement), actually and reasonably incurred, arising out of or in connection with any breach of the representations and warranties made by the Company to the Holder in this Agreement.

(b)

The Holder and Lender agrees that they shall indemnify and hold harmless the Company or any of the Company’s Indemnified Parties who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, from and against all claims, losses, liabilities and expenses (including, without limitation, attorney’s fees, judgments, fines and amounts paid in settlement), actually and reasonably incurred, arising out of or in connection with any breach of the representations and warranties made by Holder or Lender to the Company in this Agreement.

8.

Miscellaneous.

(a) Assignment.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the Company and the Holder; provided, however, that neither party hereto may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and any prohibited assignment shall be void.

(b) Amendments and Waivers.  No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto.  Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

(c) Notices.  Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m.  Eastern standard time or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by U.S.  Mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

If to the Company:

Anpath Group, Inc.

116 Morlake Drive, Suite 201

Mooresville, NC 28117

Attention:  J. Lloyd Breedlove

Facsimile:  704-658-3358

If to the Holder:

Singer Children’s Management Trust

c/o Romulus Holdings

2200 Fletcher Avenue

Fort Lee, NJ 07024

Attention:  Philip Mandelbaum

Facsimile:  201-224-2762

If to the Lender:

ANPG Lending LLC

c/o Romulus Holdings

2200 Fletcher Avenue

Fort Lee, NJ 07024

Attention:  Philip Mandelbaum

Facsimile:  201-224-2762

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section.

(d)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  The Agreement may not be assigned by either party without the prior written consent of the other party.

(e)

Counterparts; Effectiveness.  This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.  This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.  Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, by Facsimile shall be as effective as delivery of a manually executed counterpart thereof.

(f)

Jurisdiction; Governing Law.  This Agreement shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

[This space intentionally left blank – signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ANPATH GROUP, INC.

By:	/s/ Stephen Hoelscher
Name:	Stephen Hoelscher
Title:	Chief Financial Officer

SINGER CHILDREN’S MANAGEMENT TRUST

By:	Karen Singer
Name:	Karen Singer
Title:	Trustee

ANPG LENDING LLC
By:	Karen Singer
Name:	Karen Singer
Title: